UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2008

ENERGY INFRASTRUCTURE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32941	20-3521405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1300, 1105 North Market Street, Wilmington, Delaware	19899
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 655-1771

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 18, 2008, Energy Infrastructure Acquisition Corp. (the “Company”), a Delaware corporation, issued a press release announcing preliminary financial results for its second quarter of 2008.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 19, 2008, the Company received a letter from the American Stock Exchange (“Amex”) regarding the Company’s non-compliance with Sections 134 and 1101 of the Amex Company Guide due to the Company’s delay in filing its Form 10-Q for the quarter ended June 30, 2008. The Company is currently in the process of completing its review of its financial statements for the period ended June 30, 2008 and expects to complete such review and file its quarterly report on Form 10-Q as soon as practicable.

Additionally, as a result of the resignation of Mr. Peter Blumen, who was a member of the Company’s Board of Directors as well as the Company’s three person audit committee, the letter from the Amex also discussed the Company’s non-compliance with Sections 803(2)(a) and 803B(2)(a) of the Amex Company Guide, which requires the Company to have a majority of independent directors on its Board of Directors, as well as an audit committee comprised of three independent directors. The Company has until the earlier of its next annual shareholders’ meeting, or July 20, 2009, to regain compliance and appoint an independent director to serve on its board and audit committee.

A copy of the press release announcing that the Company received the letter from the Amex, as is required under Section 402 of the Amex Company Guide, is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

No.	Description
99.1	Energy Infrastructure Acquisition Corp. Press Release, dated August 18, 2008
99.2	Energy Infrastructure Acquisition Corp. Press Release, dated August 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2008

ENERGY INFRASTRUCTURE ACQUISITION CORP.

By:	/s/ Marios Pantazopoulos
Name: Marios Pantazopoulos
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Energy Infrastructure Acquisition Corp. Press Release, dated August 18, 2008
99.2	Energy Infrastructure Acquisition Corp. Press Release, dated August 20, 2008